UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 1, 2006

AFFIRMATIVE INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)	75001 (Zip code)
(972) 728-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) Effective September 1, 2006, Michael J. Ryan has resigned from his positions as a member of our board of directors (the “Board”) and as chairman of the Board’s Nominating and Corporate Governance Committee and as a member of the Board’s Compensation Committee, Executive Committee and Investment Committee. Effective September 1, 2006, David L. Heller has resigned from his position as a member of our Board.
Item 7.01. Regulation FD Disclosure.
On September 5, 2006, we issued a press release regarding our declaration of a quarterly dividend. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Number	Exhibit

99.1*	Press release dated September 5, 2006

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.
By:	/s/ Mark E. Pape
Mark E. Pape
Executive Vice President and Chief Financial Officer

Date: September 8, 2006

Number	Exhibit

99.1*	Press release dated September 5, 2006

*	Filed herewith.